EXHIBIT 10.1

THIS SECURITY AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

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SECURED CONVERTIBLE SUBORDINATED NOTE

DUE JULY 28, 2014

No. ULU-2A	$125,000
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ULURU Inc., a corporation duly organized and existing under the laws of Nevada (the “Company”) for value received, hereby promises to pay to Kerry P. Gray, or registered assigns, the principal sum of One Hundred Twenty Five Thousand Dollars ($125,000) on July 28, 2014, and to pay interest thereon, from July 28, 2011, or from the most recent interest payment date to which interest has been paid or duly provided for, annually on July 1 in each year, commencing July 1, 2012, at the rate of 10.0% per annum until the principal hereof is due, and at the rate of 12% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest.  The interest payable, and punctually paid or duly provided for, on any interest payment date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be July 1 (whether or not a business day), as the case may be, next preceding such interest payment date.  Payment of the principal of this Security shall be made upon the surrender of this Security to the Company, at its office at 4452 Beltway Drive, Addison, Texas 75001 (or such other office within the United States as shall be notified by the Company to the holder hereof) (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by transfer to a U.S. dollar account maintained by the payee with a bank in the United States of America.  Payment of interest on this Security shall be made, at the election of the holder, either (a) by transfer of cash to a U.S. dollar account (such a transfer to be made only if the holder shall have furnished wire instructions in writing to the Company no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the United States of America, provided that if the holder shall not have timely furnished wire instructions in writing to the Company, payment of interest on this Security shall be made by a check mailed to the address of the person entitled thereto as such address shall appear in the Company security register, or (b) by delivery of shares of Common Stock with a fair market value equal to 100% of the average Closing Prices for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the interest payment date.

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1.           Redemption.  This Security is subject to redemption by the Company upon not less than 30 nor more than 60 days' notice by mail, at any time on or after July 28, 2012 (the “Redemption Commencement Date”), as a whole or in part, (in any amount that is an integral multiple of $5,000) at the election of the Company, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the redemption date, but interest installments whose stated maturity is on or prior to such redemption date will be payable to the holder of this Security, or one or more predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof; provided that this Security may not be redeemed on or after July 28, 2012 unless the Closing Price of the Company Stock exceeds 2.0 times the Conversion Price for any period of 10 consecutive Trading Days commencing on or after May 15, 2012 and ending not less than two Trading Days prior to the Company’s giving notice of such redemption to the holder hereof.

2.           Conversion.  (a)  The holder of this Security is entitled at any time on or after the date hereof (the “Conversion Commencement Date”) and before the close of business on July 28, 2014 to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $5,000), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the rate of 4,629.63 shares of Common Stock (the “Conversion Rate”) for each $5,000 principal amount of Security by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Designated Office, accompanied by written notice (a “Conversion Notice”) to the Company that the holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted).  Upon surrender of this Security for conversion, the holder will be entitled to receive the interest accruing on the principal amount of this Security then being converted from the interest payment date next preceding the date of such conversion to such date of conversion.  No payment or adjustment is to be made on conversion for dividends on the Common Stock issued on conversion hereof.  No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment, computed on the basis of the Closing Price of the Common Stock on the date of conversion, or, at its option, the Company shall round up to the next higher whole share.

(b)  The Conversion Rate shall be subject to adjustments from time to time as follows:

(1)  In case the Company shall pay or make a dividend or other distribution on all of the outstanding shares of Common Stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Determination Date for such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such Determination Date.  For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(2)  Subject to the last sentence of paragraph (7) of this Section 2(b), in case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on the Determination Date for such distribution, the Conversion Rate in effect at the opening of business on the day following such Determination Date shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such Determination Date.  For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(3)  In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(4)  Subject to the last sentence of paragraph (7) of this Section 2(b), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section 2(b), (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section 2(b) and (iv) any merger or consolidation to which Section 2(h) applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less the then fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Determination Date.  If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section 2(b).

(5)  In case the Company shall, by dividend or otherwise, make a Cash Distribution to all holders of its Common Stock, then, and in each such case, immediately after the close of business on the Determination Date for such Cash Distribution, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such Determination Date by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an amount equal to the quotient of (1) the amount of such Cash Distribution divided by (2) the number of shares of Common Stock outstanding on such Determination Date and (b) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date.

(6)  In case the Company or any Subsidiary shall make an Excess Purchase Payment, then, and in each such case, immediately prior to the opening of business on the day after the tender offer in respect of which such Excess Purchase Payment is to be made expires, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such tender offer by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock at such Determination Date less  the amount of such Excess Purchase Payment and (b) the denominator of which shall be equal to the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 2(b)) as of such Determination Date.

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(7)  The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 2(h) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the Determination Date), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such subdivision becomes effective” or “the day upon which such combination becomes effective”, as the case may be, and “the day upon which such subdivision or combination becomes effective” within the meaning of paragraph (3) of this Section 2(b)).  Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events (“Trigger Event”), shall for purposes of this Section 2(b) not be deemed issued until the occurrence of the earliest Trigger Event.

(8)  For the purpose of any computation under paragraphs (2), (4), (5) or (6) of this Section 2(b) the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the “ex” date with respect to the issuance or distribution requiring such computation.  For purposes of this paragraph, the term “ex date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

(9)  No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(10)  The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 2(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

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(c)  Whenever the Conversion Rate is adjusted as provided in Section 2(b), the Company shall compute the adjusted Conversion Rate in accordance with Section 2(b) and shall prepare a certificate signed by the chief financial officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the holder of Security.

(d)  In case:

(1)  the Company shall declare a dividend or other distribution on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 2(b); or

(2)  the Company shall authorize the granting to all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(3)  of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

(4)  of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(5)  the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company’s outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the holder of this Security, at least 10 days prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up.  Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (5) of this Section 2(d).

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(e)  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Security, the full number of shares of Common Stock then issuable upon the conversion of this Security.

(f)  Except as provided in the next sentence, the Company will pay any and all stamp or transfer taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of the Security.  The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of this Security, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(g)  The Company agrees that all shares of Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable (and shall be issued out of the Company's authorized but unissued Common Stock) and, except as provided in Section 2(f), the Company will pay all stamp or transfer taxes, liens and charges with respect to the issue thereof.

(h)  In case of any consolidation of the Company with any other person, any merger of the Company into another person or of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company, the person formed by such consolidation or resulting from such merger or which acquires such properties and assets, as the case may be, shall execute and deliver to the holder of this Security a supplemental agreement providing that such holder have the right thereafter, during the period this Security shall be convertible as specified in Section 2(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a person with which the Company consolidated, into which the Company merged or which merged into the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-electing Share”), then for the purpose of this Section 2(h) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares).  Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2.  The above provisions of this Section 2(h) shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases.  In this paragraph, “securities of the kind receivable” upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of Common Stock means securities that, among other things, are registered and transferable under the Securities Act, and listed and approved for quotation in all securities markets, in each case to the same extent as such securities so receivable by a holder of Common Stock.

(i)  The Company (a) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and state securities and Blue Sky laws) for the shares of Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under such Securities Act) and qualified or listed as contemplated by clause (b) below (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act and (b) will list the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any securities exchange, to qualify the Common Stock for quotation on the NYSE AMEX, Nasdaq National Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

(j)  For purposes hereof:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person.  For the purposes of this definition, “control”, when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Cash Distribution” means the distribution by the Company to all holders of its Common Stock of cash, other than any cash that is distributed upon a merger or consolidation to which Section 2(h) applies or as part of a distribution referred to in paragraph (4) of Section 2(b).

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“Closing Price” means, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the NYSE AMEX, or, if the Common Stock is not admitted to trading on the NYSE AMEX, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing bid and asked prices per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 2(h), shares issuable on conversion or repurchase of this Security shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of this Security shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Price” on any day means an amount equal to $5,000 divided by the Conversion Rate in effect on such day.

“Determination Date” means, in the case of a dividend or other distribution, including the issuance of rights, options or warrants, to shareholders, the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and, in the case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

“Excess Purchase Payment” means the excess, if any, of (i) the amount of cash plus the fair market value (as determined in good faith by the Company's Board of Directors) of any non-cash consideration required to be paid with respect to one share of Common Stock acquired or to be acquired in a tender offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock over (ii) the current market price per share as of the last time that tenders could have been made pursuant to such tender offer.

“Trading Day” means (i) if the Common Stock is listed or admitted for trading on the NYSE AMEX or any other national securities exchange, a day on which such exchange is open for business; (ii) if the Common Stock is admitted to trading on the Nasdaq National Market or any other  system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

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3.           Events of Default.  (a)  “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Section 5 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)  default in the payment of any interest, or any capitalized interest, upon this Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)  default by the Company in the performance of its obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 2; or

(3)  default in the performance, or breach, of any material covenant or warranty of the Company herein (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section 3(a)) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(4)  a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, or under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, with a principal amount then outstanding in excess of $1,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such indebtedness (in whole or in any part greater than $1,000,000) when due and payable or shall have resulted in such indebtedness (in whole or in any part greater than $1,000,000) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

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(5)  the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(6)  the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(b) If an Event of Default (other than an Event of Default specified in Section 3(a)(5) or 3(a)(6)) occurs and is continuing, then in every such case the holder of this Security may declare the principal hereof to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable.  If an Event of Default specified in Section 3(a)(5) or 3(a)(6) occurs and is continuing, the principal of, and accrued interest on, this Security shall ipso facto become immediately due and payable without any declaration or other act of the holders.

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4.           Consolidation, Merger, Etc.  (a)  The Company shall not consolidate with or merge into any other person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any person, and the Company shall not permit any person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

(1)  in case the Company shall consolidate with or merge into another person or convey, transfer, sell or lease all or substantially all of its properties and assets to any person, the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the holder of this Security, the due and punctual payment of the principal of and interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including the conversion rights provided herein;

(2)  immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a subsidiary of the Company as a result of such transaction as having been incurred by the Company or such subsidiary of the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(3)  the Company has delivered to the holder of this Security an officers' certificate stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental agreement is required in connection with such transaction, such supplemental agreement, comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

(b)  Upon any consolidation of the Company with, or merger of the Company into, any other person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 4(a), the successor person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor person shall be relieved of all obligations and covenants under this Security.

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5.           Subordination.  The Company agrees, and the holder of this Security by accepting a Security agrees, that, except with respect to the security interests created by the Security Agreement between Company and Kerry P. Gray dated as of the date hereof, the indebtedness evidenced by this Security is subordinated in right of payment to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

“Senior Indebtedness” means:

(a)  the principal of, interest (including, to the extent permitted by applicable law, interest on or after the commencement of any bankruptcy or similar proceeding whether or not representing an allowed claim in such proceeding) on and any other amounts owing with respect to (i) any indebtedness of the Company, now or hereafter outstanding, in respect of borrowed money (other than the Securities), (ii) any indebtedness of the Company, now or hereafter outstanding, evidenced by a bond, note, debenture, capitalized lease, letter of credit or other similar instrument, (iii) any other written obligation of the Company, now or hereafter outstanding, to pay money issued or assumed as all or part of the consideration for the acquisition of property, assets or securities and (iv) any guaranty or endorsement (other than for collection or deposit in the ordinary course of business) or discount with recourse of, or other agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire, to supply or advance funds or to become liable with respect to (directly or indirectly), any indebtedness or obligation of any person of the type referred to in the preceding subclauses (i), (ii) and (iii) now or hereafter outstanding; and

(b)  any refundings, renewals or extensions of any indebtedness or other obligation described in clause (a) above.

Notwithstanding the foregoing, if, by the terms of the instrument creating or evidencing any indebtedness or obligation referred to in clauses (a) and (b) above, it is expressly provided that such indebtedness or obligation is not senior in right of payment to this Security, such indebtedness or obligation shall not be included as Senior Indebtedness.

6.           Other.  (a)  No provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as herein provided.

(b)  The Company will give prompt written notice to the holder of this Security of any change in the location of the Designated Office.

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(c)  The transfer of this Security is registrable on the Security Register of the Company upon surrender of this  Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  Such Securities are issuable only in registered form without coupons in denominations of $5,000 and any integral multiple thereof.  No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.  Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Security is registered, as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company, nor any such agent shall be affected by notice to the contrary.

Notwithstanding any other provision of this Security, this Security and the shares of Common Stock issuable upon conversion hereof may only be transferred by the holder of this Security (a) in the case of the Common Stock only, in a public offering registered under the Securities Act of 1933, as amend; (b) to one or more investors, in one or more transactions, any one of whom, after such purchase, would hold not more than 5% of the shares of Common Stock then outstanding (assuming conversion of any portion of this Security so transferred); (c) to any person or entity that already controls more than 50% of the voting securities of the Company prior to such transfer; (d) in a transaction that complies with the manner of sale restrictions of Rule 144 under the Securities Act; or (e) in a transaction approved in advance by the Federal Reserve Board.  The holder of this Security, by acceptance thereof, shall be deemed to have agreed to the foregoing restriction on transfers.

(d)  The holder agrees that, at the written request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such holder shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Securities or Common Stock of the Company during the 180-day period commencing on the effective date of the registration statement relating to such underwritten public offering of the Company’s securities; provided, that each officer and director of the Company shall have entered into a similar agreement.

(e)  This Security shall be governed by and construed in accordance with the laws of the State of Texas, United States of America.

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(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:  July 28, 2011

ULURU INC.

By:		/s/ Terrance K. Wallberg
	Name:	Terrance K. Wallberg
	Title:	Vice President & Chief Financial Officer

ATTEST:

By:		/s/ Kerry P. Gray
	Name:	Kerry P. Gray

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CONVERSION NOTICE

The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $5,000) below designated, into shares of Common Stock in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below.  If shares of Common Stock or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:  _____________________
___________________________
            Signature

If shares or Securities are to be registered in the name of a person other than the holder, please print such person’s name and address:

_________________________
         Name

_________________________
        Address

_________________________
Social Security or other Taxpayer Identification Number, if any

If only a portion of the Securities is to be converted, please indicate:

1.Principal amount to be converted:

$___________

2.Principal amount and denomination of Security representing unconverted principal amount to be issued:

Amount:  $________

Denominations: $________
(any integral multiple of $5,000)

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